SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                             DWS Europe Equity Fund


The following information replaces the portfolio management team in the "Portfolio management" section of the fund's prospectuses:

The following person handles the day-to-day management of DWS Europe Equity
Fund.

  Joseph Axtell, CFA
  Managing Director of Deutsche Asset Management and Lead Portfolio
  Manager of the fund.
   o Joined Deutsche Asset Management in 2001 and the fund in 2007.
   o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio
     (1996-2001).
   o Director, International Research at PCM International
     (1989-1996).
   o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
   o Analyst at Prudential-Bache Capital Funding in London
     (1987-1988).
   o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
   o B.S., Carlson School of Management, University of Minnesota.



The following individual has been named consultant to the fund's advisor, Deutsche Investment Management Americas Inc. (the "Advisor").

  Michael Sieghart, CFA
  Managing Director of DWS Investment GmbH: Frankfurt and consultant to the Advisor.
   o Joined DWS Investment GmbH: Frankfurt in 1997.
   o Senior fund manager of global and European equities: Frankfurt.
   o Master's degree in finance and economics from the University of Economics and Business Administration, Vienna.







               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

September 12, 2008
DMF-3679